UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2022

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 14th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events

On September 19, 2022, Trevi Therapeutics, Inc., a Delaware corporation (the “Company” or “Trevi”), announced positive data from the full set of subjects in its Phase 2 Cough and Nalbuphine (“CANAL”) trial of its investigational therapy Haduvio™ (oral nalbuphine ER) for the treatment of chronic cough in adults with idiopathic pulmonary fibrosis (“IPF”).

The Company noted that the data from the full set of subjects was statistically significant for the primary efficacy endpoint of daytime cough frequency reduction (p<0.0001) and that key secondary endpoints on patient and clinician reported outcomes were also statistically significant.

CANAL Primary Efficacy Endpoint Analysis (N=38):

Full Analysis Set	Daytime cough frequency at end of treatment period vs. study baseline
Nalbuphine ER BID	-75.1%
Placebo BID	-22.6%
Placebo-adjusted change	-52.5% (p<0.0001)

Full Analysis Set includes subjects completing at least 1 treatment period.

Additional Efficacy Analyses:

•

Haduvio subjects had a 76.1% reduction in 24 hour cough frequency at end of treatment period vs study baseline compared to placebo subjects who had a 25.3% reduction, a 50.8% placebo-adjusted change (p<0.0001).

•

In a post-hoc analysis, 97% of Haduvio subjects had at least a 30% reduction in 24 hour cough frequency compared to 35% of placebo subjects, signifying a clinically meaningful reduction in cough (p<0.0001).

•

Subjects on Haduvio experienced a statistically significant improvement as measured by their patient reported outcomes compared to placebo over the 3-week treatment period in the EXACT2: Cough Frequency Score (p=0.001) and Cough Severity Numerical Rating Scale (p=0.0001).

•

Based on the Clinical Global Impression of Change rating measuring clinicians’ view of change since the start of the trial, 62% of Haduvio subjects improved vs. baseline compared to 19% of placebo subjects (p=0.01).

The safety results of the trial were generally consistent with the known safety profile of Haduvio from previous trials in other patient populations. There were two serious adverse events reported during the trial, neither of which was considered by the investigator to be treatment related.  Adverse events most commonly observed during the trial were nausea, fatigue, constipation, dizziness, somnolence, vomiting, headache, anxiety and depression.

The Company is hosting a Virtual R&D day event on September 19, 2022 at which it plans to provide an update on its development plans for Haduvio for the treatment of chronic cough in adult patients with IPF and the treatment of prurigo nodularis.

Chronic cough in IPF.  The Company is in discussions with the U.S. Food and Drug Administration (“FDA”) regarding the design of a planned Phase 2b clinical trial of Haduvio for the treatment of chronic cough in adult patients with IPF.  The Company expects that the trial will be a dose-ranging, parallel arm design trial with four arms (three active dose arms and a placebo arm) and that, in the trial, treatment with Haduvio will be assessed over a period to be determined of between three and six months.  The objectives of the trial are expected to be to select the dose for further development, assess reduction of cough and impact on quality of life, assess safety and validate both VitaloJAK (objective cough monitor) and a patient reported outcome acceptable to FDA.  The primary efficacy endpoint will be a decrease in 24 hour cough frequency assessed using VitaloJAK.  Subject to alignment on the design of the trial and the filing of an IND with the FDA and sufficient funding, the Company aims to initiate the Phase 2b clinical trial in the first half of 2023.

Prurigo nodularis.  The Company expects that the last patient’s last visit in the ongoing open-label extension of its Phase 2b/3 PRISM trial of Haduvio in subjects with prurigo nodularis will occur in January 2023 and that it will seek an end of Phase 2 meeting with the FDA in the first quarter of 2023.  Subject to discussions with the FDA and other regulatory authorities and sufficient funding, the Company expects to initiate a Phase 3 trial of Haduvio in subjects with prurigo nodularis in the first half of 2023.

The Company has updated its corporate presentation to reflect the announced CANAL data and the status of its development programs in both indications.  A copy of this presentation is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Trevi's business plans and objectives, including future plans or expectations for Trevi's product candidates and plans with respect to future clinical trials, and other statements containing the words "believes," "anticipates," "plans," "expects," and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties regarding the success, cost and timing of Trevi's product candidate development activities and ongoing and planned clinical trials; uncertainties regarding Trevi's ability to execute on its strategy; uncertainties with respect to regulatory authorities' views as to the data from Trevi’s clinical trials and next steps in the development path for Trevi's product candidates in the United States and foreign countries; uncertainties inherent in estimating Trevi's cash runway, future expenses and other financial results, including Trevi's ability to fund future operations, including clinical trials; uncertainties regarding the scope, timing and severity of the COVID-19 pandemic, the impact of the COVID-19 pandemic on Trevi's clinical operations and actions taken in response to the pandemic; as well as other risks and uncertainties set forth in the quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission.  All forward-looking statements contained in this Current Report speak only as of the date on which they were made. Trevi undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Other Events

(d) Exhibits

99.1Corporate presentation dated September 19, 2022

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: September 19, 2022	By:	/s/ Lisa Delfini
Name: Lisa Delfini
Title: Chief Financial Officer